UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 21, 2016

Houlihan Lokey, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37537	95-2770395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 788-5200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07.                                      Submission of Matters to a Vote of Security Holders.

On October 21, 2016, the Company held its annual meeting of stockholders.  At the meeting, stockholders voted on proposals (1) to elect three Class I directors to the Company’s board of directors, each to serve until the Company’s 2019 annual meeting of stockholders, and until a successor has been duly elected and qualified; and (2) to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017.   Following is the final tabulation of votes cast at the meeting:

Proposal 1: Election of Class I Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott L. Beiser	550,136,319	6,674,424	786,974
Jacqueline B. Kosecoff	554,655,602	2,155,141	786,974
Robert J.B. Lenhardt	552,460,892	4,349,851	786,974

Proposal 2: Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
557,561,218	28,116	8,383	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOULIHAN LOKEY, INC.

By:	/s/ Christopher M. Crain
Name: Christopher M. Crain
Title: General Counsel and Secretary

Date: October 25, 2016

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